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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) - May 31, 2001

                          Goody's Family Clothing, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

         Tennessee                        0-19526               62-0793974
--------------------------------------------------------------------------------
(State or other jurisdiction of   Commission file number    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                  400 Goody's Lane, Knoxville, Tennessee 37922
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (865) 966-2000
                                 --------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)


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ITEM #5 OTHER EVENT

Goody's Family Clothing, Inc. issued a press release (the "Press Release"), annexed as an exhibit hereto, stating that the Company has entered into a five-year $130 million loan and security agreement with The CIT Group/Business Credit, Inc. acting as Agent for a syndicate of lenders. The press release is incorporated herein by reference.

ITEM #7  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         Exhibit No.
         -----------

            99.4     Press Release of Goody's Family Clothing, Inc. dated
                     June 1, 2001.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    GOODY'S FAMILY CLOTHING, INC.
                                       (Registrant)



Date:    June 4, 2001                  /s/ Edward R. Carlin
         ------------                  -----------------------------------------
                                       Edward R. Carlin
                                       Executive Vice President,
                                       Chief Financial Officer and Secretary
                                       (Principal Financial Officer)


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                                INDEX TO EXHIBITS

          Exhibit No.
          -----------

            99.4     Press Release of Goody's Family Clothing, Inc. dated
                     June 1, 2001.